Exhibit 10.7

EXECUTION VERSION

TERM LOAN CREDIT AGREEMENT
Amendment No. 2
This AMENDMENT NO. 2 (this “Amendment”) is made as of February 1, 2019 by and among CLECO CORPORATE HOLDINGS LLC (f/k/a CLECO CORPORATION), a Louisiana limited liability company (the “Borrower”), the LENDERS party hereto (the “Lenders”), and MIZUHO BANK, LTD., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of June 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Term Loan Credit Agreement, and the parties hereto agree to such amendments as set forth in, and in accordance with the terms and conditions of, this Amendment;
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
Article I.
DEFINITIONS
Section 1.1    Capitalized terms used and not otherwise specifically defined in this Amendment shall have the meanings given to such terms in the Term Loan Credit Agreement.
Section 1.2    The rules of construction set forth in Section 1.03 of the Term Loan Credit Agreement shall apply to this Amendment and are hereby incorporated by reference, mutatis mutandis, with the same force and effect as if fully set forth in this Amendment.
Article II.
AMENDMENT
Section 2.1    As of the Effective Date, subject to the terms and conditions set forth herein, the Required Lenders and the Borrower hereby agree to amend the Term Loan Credit Agreement as follows:
(a)    Section 1.01 of the Term Loan Credit Agreement is amended by inserting immediately before the definition of “Quarter End Date” the following defined term:
““Purchaser” means Cleco Cajun LLC (formerly known as Cleco Energy LLC), a Louisiana limited liability company and wholly-owned subsidiary of the Borrower.”

Cleco - Amendment No. 2 to Term Loan Agreement

(b)    the definition of “Permitted Liens” in Section 1.01 of the Term Loan Credit Agreement is amended by:
(i)    deleting the words “OpCo or its subsidiaries” where they appear in clauses (c) and (g) and replacing them with the words “any Borrower Group Member”;
(ii)    inserting the words “or by the Purchaser or its subsidiaries, in each case,” after the first instance of the word “subsidiaries” in clause (m);
(iii)    deleting the word “the Borrower” where it appears in clauses (k) and (l) and replacing it with the words “any Borrower Group Member”;
(iv)    deleting the words “OpCo and its subsidiaries” where they appear in clause (t) and replacing them with the words “the Borrower Group Members”; and
(v)    deleting the words “to OpCo or to any of OpCo’s other subsidiaries” where it appears in clause (dd) and replacing it with the words “of Opco to OpCo or to any of OpCo’s other subsidiaries and Liens created to secure Debt of any subsidiary of the Purchaser to the Purchaser or to any of the Purchaser’s other subsidiaries”.
(c)    Section 6.03 of the Term Loan Credit Agreement is amended by:
(i)    deleting the words “OpCo and its subsidiaries” where they appear in clause (d) and replacing them with the words “the Borrower Group Members”;
(ii) inserting the words “or of the Purchaser and its subsidiaries, in each case,” after the word “subsidiaries” in clause (e); and
(iii)    inserting the words “or by the Purchaser or any of its subsidiaries, in each case,” after the first instance of the word “subsidiaries” in clause (m).
(d)    Section 6.05 of the Term Loan Credit Agreement is amended by deleting the words “OpCo and its subsidiaries” where they appear in clauses (f), (i) and (j) and replacing them with the words “the Borrower Group Members”.
(e)    Section 9.01(i) of the Term Loan Credit Agreement is deleted in its entirety and replaced with the following:
“if to the Borrower, to it at Cleco Corporate Holdings LLC, 2030 Donahue Ferry Road, Pineville, LA 71360‑5226, Attention of Kazi Hasan, (Telecopy No. 318‑484‑ 7777), (Telephone No. 318‑484‑ 7701), with a copy to (which shall not constitute notice) Cleco Corporate Holdings LLC, 2030 Donahue Ferry Road, Pineville, LA 71360‑5226, Attention of: Kristin Guillory, (Telecopy No. 318‑484‑ 7765), (Telephone No. 318‑484‑ 7715), and Julia Callis, (Telecopy No. 318‑484‑ 7685), (Telephone No. 318‑484‑ 7675), and Phelps Dunbar LLP, 365 Canal Street, Suite 2100, New Orleans, LA 70130-6534,

Cleco - Amendment No. 2 to Term Loan Credit Agreement

Attention of James Stuckey, (Telecopy No. 504-568-9130), (Telephone No. 504-584-9239);”.
Article III.
CONDITIONS TO EFFECTIVENESS
Section 3.1    This Amendment shall become effective on and as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied in full:
(a)    the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Required Lenders and the Administrative Agent; and
(b)    the Administrative Agent shall have received a certificate from the Borrower certifying that the “Effective Date” as defined in each of (i) that certain Term Loan Agreement dated on or about the date hereof, among the Borrower, the lenders party thereto and Mizuho Bank, Ltd., in its capacity as administrative agent for the lenders thereunder, and (ii) that certain Bridge Loan Agreement dated on or about the date hereof, among the Borrower, the lenders party thereto and Mizuho Bank, Ltd., in its capacity as administrative agent for the lenders thereunder, shall have occurred.
Article IV.
REPRESENTATIONS AND WARRANTIES
Section 4.1    In order to induce the Lenders to provide this Amendment, the Borrower represents and warrants as of the date hereof and as of the Effective Date, which representations and warranties shall survive the execution of this Amendment and the Effective Date, that:
(a)    all necessary action on the part of the Borrower required to authorize the execution, delivery and performance of this Amendment has been duly and effectively taken;
(b)    this Amendment has been executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms thereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally and subject to general principles of equity (regardless of whether considered in equity or at law);
(c)    none of the execution, delivery or performance by the Borrower of this Amendment (i) violates, contravenes or conflicts with the terms of the Borrower’s Constitutive Documents or (ii) violates or constitutes a default or requires consent (except for such consents that have been obtained or are not required at the date this representation is made or repeated) by the Borrower under any material Governmental Rule applicable to the Borrower or any other material contractual obligation to which the Borrower or any such Subsidiary is a party, except for, with respect solely to

Cleco - Amendment No. 2 to Term Loan Credit Agreement

clause (ii) hereof, for any defaults or violations or consents that would not reasonably be expected to result in a Material Adverse Effect; and
(d)    no Default or Event of Default has occurred and is continuing.
Article V.
GENERAL PROVISIONS
Section 5.1    Reference to the Effect on the Financing Documents.
(a)    On and after the Effective Date, each reference in the Term Loan Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Loan Credit Agreement, and each reference in each other Financing Document to “the Term Loan Credit Agreement”, “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Credit Agreement, shall mean and be a reference to the Term Loan Credit Agreement, as amended by this Amendment.
(b)    Except as specifically provided above, all of the terms and provisions of the Term Loan Credit Agreement and all other Financing Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver or amendment of any right, power or remedy of the Lenders or the Administrative Agent under any of the Financing Documents, nor constitute a waiver or amendment of any other provision of any of the Financing Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment is a Financing Document.
Section 5.2    No Oral Modification. This Amendment may not be amended, supplemented, modified or waived, except in accordance with the Financing Documents.
Section 5.3    Binding Upon Successors and Assigns. This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns under the Financing Documents.
Section 5.4    Execution in Counterparts. This Amendment may be executed in several counterparts, each of which is an original (and by different parties hereto in different counterparts), but all of which together constitute one and the same agreement. This Amendment and the other Financing Documents constitute the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreement and understanding, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Cleco - Amendment No. 2 to Term Loan Credit Agreement

Section 5.5    Notices; Applicable Law and Jurisdiction. The provisions set forth in Sections 9.01 (Notices), 9.02 (Waivers; Amendments), 9.03 (Expenses; Indemnity; Damage Waiver), 9.05 (Survival), 9.07 (Severability), 9.09 (Governing Law; Jurisdiction; Consent to Service of Process), 9.10 (WAIVER OF JURY TRIAL), 9.11 (Headings) and 9.12 (Confidentiality) of the Term Loan Credit Agreement shall apply to this Amendment and are hereby incorporated by reference, mutatis mutandis, with the same force and effect as if fully set forth in this Amendment (and as if each reference to “this Agreement” were a reference to this Amendment).
[Signature Pages Follow]

Cleco - Amendment No. 2 to Term Loan Credit Agreement

IN WITNESS WHEREOF, this Amendment has been executed by the undersigned as of the date first set forth above.
CLECO CORPORATE HOLDINGS LLC,
as Borrower
By:    /s/ William G. Fontenot
Name: William G. Fontenot
Title: Chief Executive Officer
By:    /s/ Kristin Guillory
Name: Kristin Guillory
Title: Treasurer

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Anju Abraham
Name:    Anju Abraham
Title:    Authorized Signatory

By:    /s/ Robert Casey
Name:    Robert Casey
Title:    Authorized Signatory

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Helen D. Davis
Name:     Helen D. Davis
Title:    Authorized Officer

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Donna DeMagistris
Name:     Donna DeMagistris
Title:     Authorized Signatory

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement

REGIONS BANK,
as a Lender

By:    /s/ Brian Walsh
Name:    Brian Walsh
Title:    Director

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:    /s/ Katsuyuki Kubo
Name:    Katsuyuki Kubo
Title:    Managing Director

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ David Dewar
Name:    David Dewar
Title:    Director

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender

By:    /s/ Jesse Tannuzzo
Name:    Jesse Tannuzzo
Title:    Vice President

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement

MIZUHO BANK, LTD.,
as Administrative Agent

By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Authorized Signatory

Signature Page to Amendment No. 2 to the Term Loan Credit Agreement